Exhibit 4.1   Sample of Common Stock Certificate


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    Number                                                         Shares
  ---------                                                       ---------
 |         |                                                     |         |
  ---------                                                       ---------

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          | |                                                    | |
          | |                  Elite Artz, Inc.                  | |
          | |                                                    | |
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          This Certifies that     <insert name>                  is the
     registered holder of  ** <insert number of shares> **       Shares
     transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof,   the  said  Corporation  has  caused this
     Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

         This ___________ day of ____________ A.D. 20__.





                                                 David Cartisano, President


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